UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

GLOBAL CASH ACCESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3525 East Post Road, Suite 120 Las Vegas, Nevada	89120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 833-7110

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Global Cash Access Holdings, Inc. (the “Company”) received notice from Harrah’s Operating Company, Inc. of its intent not to renew its agreements with certain subsidiaries of the Company for the provision of automated teller machine (ATM) services, point-of-sale debit services and credit card cash access services (the “Harrah’s Cash Access Agreements”). The Harrah’s Cash Access Agreements will expire by their terms on November 30, 2010. The Company does not believe the expiration of the Harrah’s Cash Access Agreements will have a material impact on the Company’s results of operations for calendar year 2010. The Company plans to discuss this matter in more detail on its 2010 second quarter earnings call on August 4, 2010.

Cautionary Note about Forward Looking Statements

Our belief that the expiration of the Harrah’s Cash Access Agreements will not have a material impact on the Company’s results of operations for the calendar year 2010 is a forward-looking statement within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Our belief and this statement are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from results contemplated by our belief and this statement, including but not limited to: (a) unexpected events that may delay or prohibit the implementation of our proposed technology, including licensing and regulatory issues or unexpected changes in the market place, (b) unexpected changes in the market and economic conditions; (c) reduced demand for or increased competition with our products and services that affects our 2010 revenue, diluted earnings per share, cash earnings per share and EBITDA; (d) unexpected events that may require us to incur additional expense investment in our platforms; or (e) unexpected adjustments to average 30-day LIBOR or the amount of outstanding balances subject to 30-day LIBOR. Our belief and the forward-looking statement in this report are subject to additional risks and uncertainties set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report filed on Form 10-K (No. 001-32622) on March 15, 2010 and are based on information available to us on the date hereof. We do not intend, and assume no obligation, to update any forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL CASH ACCESS HOLDINGS, INC.

Date: July 21, 2010

By: /s/ Scott Betts
Scott Betts
Chief Executive Officer

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